                                                                      EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of netGuru, Inc. (the "Company") for the quarterly period ended September 30, 2004 (the "Report"), each of the undersigned hereby certifies in his capacity as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2004                   By: /s/ AMRIT K. DAS
                                               ---------------------------------
                                                   Amrit K. Das
                                                   Chief Executive Officer
                                                   (principal executive officer)

Dated: November 15, 2004                   By: /s/ BRUCE K. NELSON
                                               ---------------------------------
                                                   Bruce K. Nelson
                                                   Chief Financial Officer
                                                   (principal financial officer)

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.